                             LETTER OF TRANSMITTAL

                        NEWPORT NEWS SHIPBUILDING INC.

                               OFFER TO EXCHANGE
                                ALL OUTSTANDING
                   $200,000,000 8 5/8% SENIOR NOTES DUE 2006
                  ($200,000,000 PRINCIPAL AMOUNT OUTSTANDING)
                                      FOR
                   $200,000,000 8 5/8% SENIOR NOTES DUE 2006
                                      AND
                                ALL OUTSTANDING
            $200,000,000 9 1/4% SENIOR SUBORDINATED NOTES DUE 2006
                  ($200,000,000 PRINCIPAL AMOUNT OUTSTANDING)
                                      FOR
            $200,000,000 9 1/4% SENIOR SUBORDINATED NOTES DUE 2006

           PURSUANT TO THE PROSPECTUS, DATED FEBRUARY 11, 1997.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR
        TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                             THE BANK OF NEW YORK

  By Registered or                                  By Hand/Overnight
   Certified Mail:           By Facsimile               Delivery:
                          Transmission:



The Bank of New York                               The Bank of New York
101 Barclay Street -         (For Eligible          101 Barclay Street
         7E               Institutions Only)         Corporate Trust
                                                     Services Window
 New York, New York         (212) 571-3080
        10286                 Confirm by               Ground Level
Attn: Reorganization          Telephone:           Attn: Reorganization
       Section              (212) 815-6333               Section
    Arwen Gibbens

                             For Information Call:
                                (212) 815-6333

  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

  The undersigned acknowledges that he or she has received the Prospectus, dated February 11, 1997 (the "Prospectus") of Newport News Shipbuilding Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange (i) $1,000 principal amount of its new 8 5/8% Senior Notes due 2006 (the "New Senior Notes") for each $1,000 principal amount of its outstanding 8 5/8% Senior Notes due 2006 (the "Old Senior Notes"), of which $200,000,000 aggregate principal amount is outstanding and (ii) $1,000 principal amount of its new 9 1/4% Senior Subordinated Notes due 2006 (the "New Senior Subordinated Notes," and together with the New Senior Notes, the "New Notes") for each $1,000 principal amount of its outstanding 9 1/4% Senior Subordinated Notes due 2006 (the "Old Senior Subordinated Notes," and together with the Old Senior Notes, the "Old Notes") of which $200,000,000 aggregate principal amount is outstanding. The New Notes will be fully and unconditionally guaranteed on a joint and several basis by Newport News Shipbuilding and Dry Dock Company and NNS Delaware Management Company (the "Guarantors").

  This Letter of Transmittal is to be used if certificates for the Old Notes are to be forwarded herewith. If delivery of the Old Notes is to be made through book-entry transfer into the Exchange Agent's account at the Depository Trust Company

(the "Book-Entry Transfer Facility"), this Letter need not be delivered; PROVIDED, HOWEVER, that tenders of the Old Notes must be effected in accordance with the Depository Trust Company's Automated Tender Offer Program ("ATOP") procedures and the procedures set forth in the "The Exchange Offer-- Exchanging Book-Entry Old Notes" section of the Prospectus, including the delivery of an Agent's Message in lieu of this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


  For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Note. Interest on the Old Notes shall accrue from the last June 1 or December 1 on which interest was paid on the Old Notes so surrendered, or, if no interest has been paid on such Old Notes, from November 26, 1996. No interest will be paid on Old Notes accepted for exchange.

  In the event that the Exchange Offer is not consummated or (unless the Exchange Offer is consummated) a registration statement with respect to resale of the Old Notes is not declared effective on or prior to the later of the 180th day following November 26, 1996 and the 120th day following the date of the event the occurrence of which obligated the Company and the Guarantors to file such registration statement (a "Registration Default"), then the Company will pay additional interest (in addition to the interest otherwise due on the Old Notes) to each holder of Old Notes during the first 90-day period immediately following the occurrence of the Registration Default in an amount equal to 0.25% per annum. The amount of interest will increase by an additional 0.25% per annum for each subsequent 90-day period until the Registration Default is cured, up to a maximum amount of additional interest of 1.00% per annum. Such additional interest will cease accruing on such Old Notes when the Registration Default has been cured.

  The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action undersigned desires to take with respect to the Exchange Offer.

                 COMPLETE FOR TENDERS OF OLD SENIOR NOTES

  List below the Old Senior Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Senior Notes should be listed on a separate signed schedule affixed hereto.


-------------------------------------------------------------------------------

DESCRIPTION
  OF OLD
  SENIOR
   NOTES          1           2          3
-----------------------------------------------
NAME(S) AND
ADDRESS(ES)
    OF
REGISTERED                AGGREGATE
 HOLDER(S)                PRINCIPAL
  (PLEASE                 AMOUNT OF  PRINCIPAL
FILL IN, IF  CERTIFICATE* OLD SENIOR   AMOUNT
  BLANK)      NUMBER(S)    NOTE(S)   TENDERED**
-----------------------------------------------
                                             --
                                             --
                                             --
             Total
-----------------------------------------------

  * Need not be completed if Old Senior Notes are being tendered by book-entry transfer in accordance with ATOP.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Senior Notes represented by the Old Senior Notes indicated in column 2. See Instruction 2. Old Senior Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.


[_]CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  DTC Account Number ______________Transaction Code Number ______________

[_]CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which guaranteed delivery ______________________________

  If Delivered by Book-Entry Transfer, Complete the Following:

  DTC Account Number ______________Transaction Code Number ______________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

      ----------------------------------------------------------------------

          COMPLETE FOR TENDERS OF OLD SENIOR SUBORDINATED NOTES

  List below the Old Senior Subordinated Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Senior Subordinated Notes should be listed on a separate signed schedule affixed hereto.


-------------------------------------------------------------------------------

DESCRIPTION
   OF OLD
   SENIOR
SUBORDINATED
   NOTES           1            2           3
--------------------------------------------------
NAME(S) AND
ADDRESS(ES)
     OF                     AGGREGATE
 REGISTERED                 PRINCIPAL
 HOLDER(S)                  AMOUNT OF
(PLEASE FILL                OLD SENIOR  PRINCIPAL
   IN, IF     CERTIFICATE* SUBORDINATED   AMOUNT
   BLANK)      NUMBER(S)     NOTE(S)    TENDERED**
--------------------------------------------------
                                             -----
                                             -----
                                             -----
              Total
--------------------------------------------------

 * Need not be completed if Old Senior Subordinated Notes are being tendered by book-entry transfer in accordance with ATOP.

 **Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Senior Subordinated Notes represented by the Old Senior Subordinated Notes indicated in column 2. See Instruction 2. Old Senior Subordinated Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.


[_]CHECK HERE IF TENDERED OLD SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY
   BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  DTC Account Number ______________Transaction Code Number ______________

[_]CHECK HERE IF TENDERED OLD SENIOR SUBORDINATED NOTES ARE BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which guaranteed delivery ______________________________

  If Delivered by Book-Entry Transfer, Complete the Following:

  DTC Account Number ______________Transaction Code Number ______________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
   THERETO:

  Name __________________________________________________________________

  Address _______________________________________________________________

     -----------------------------------------------------------------------

           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that: (i) the New Notes to be acquired by the holder and any beneficial owner(s) of Old Notes in connection with the Exchange Offer are being acquired by the holder and any beneficial owner(s) in the ordinary course of business of the holder and any beneficial owner(s), (ii) at the time of the consummation of the Exchange Offer the holder and each beneficial owner are not engaging in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, the distribution of the New Notes in violation of the provisions of the Securities Act of 1933, as amended (the "Securities Act"),
(iii) the holder and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters that are discussed under the caption "Plan of Distribution" in the Prospectus, (iv) the holder and each beneficial owner understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or 508, as applicable, of Regulation S-K of the Commission, and (v) neither the holder nor any beneficial owner(s) is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Commission set forth in no-action letters to third parties that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by the holder or beneficial owner thereof (other than any such holder or beneficial owner that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or a "broker" or "dealer" registered under the Securities Exchange Act of 1934, as amended), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's or beneficial owner's business and that such holder or beneficial owner have no arrangements with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undesigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Senior Notes" or "Description of Old Senior Subordinated Notes," as the case may be.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SENIOR NOTES" OR "DESCRIPTION OF OLD SENIOR SUBORDINATED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR NOTES OR THE OLD SENIOR SUBORDINATED NOTES, AS THE CASE MAY BE, AS SET FORTH IN SUCH BOX ABOVE.

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 3 AND 4)                (SEE INSTRUCTIONS 3 AND 4)



   To be completed ONLY if certif-           To be completed ONLY if certif-
 icates for Old Notes not ex-              icates for Old Notes not ex-
 changed and/or New Notes are to           changed and/or New Notes are to
 be issued in the name of and sent         be sent to someone other than the
 to someone other than the person          person or persons whose signa-
 or persons whose signature(s) ap-         ture(s) appear(s) on this Letter
 pear(s) on this Letter above, or          above or to such person or per-
 if Old Notes delivered by book-           sons at an address other than
 entry transfer which are not ac-          shown in the box entitled "De-
 cepted for exchange are to be re-         scription of Old Senior Notes" or
 turned by credit to an account            "Description of Old Senior Subor-
 maintained at the Book-Entry              dinated Notes," as the case may
 Transfer Facility other than the          be, on this Letter above.
 account indicated above. [/R]



                                          Mail to:
 Issue to: [/R]


                                           Name(s) __________________________
 Name(s) __________________________              (Please Type or Print)
       (Please Type or Print)              ----------------------------------
 ----------------------------------              (Please Type or Print)
       (Please Type or Print)


                                           Address __________________________
 Address __________________________        ----------------------------------
 ----------------------------------                    (Zip Code)
             (Zip Code)


   (Complete Substitute Form W-9)

 Credit unexchanged Old Notes de-
 livered by book-entry transfer to
 the Book-Entry Transfer Facility
 account set forth below.
IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
 ----------------------------------
   (Book-Entry Transfer Facility

   Account Number, if applicable)
                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON PAGE 11)
     Dated: __________________________________________________ , 1997

     x _________________________________________________________

     x _________________________________________________________
            Signature(s) of Owner

     Area Code and Telephone Number__________________________________

       If a holder is tendering any Old Notes this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
     Name(s) ________________________________________________________
     ----------------------------------------------------------------
                          (Please Type or Print)

     Capacity: ______________________________________________________

     Address: _______________________________________________________
     ----------------------------------------------------------------
                           (Including Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

     Signature(s) Guaranteed by
     an Eligible Institution: _______________________________________
                             (Authorized Signature)
     ----------------------------------------------------------------
                                    (Title)
     ----------------------------------------------------------------
                                (Name and Firm)

     Dated: ____________________________________________________

                                 INSTRUCTIONS

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES. This letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith. If delivery of the Old Notes is to be made through book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility, this Letter of Transmittal need not be delivered; PROVIDED, HOWEVER, that tenders of the Old Notes must be effected in accordance with ATOP procedures and the procedures set forth in "The Exchange Offer-- Exchanging Book-Entry Old Notes" section of the Prospectus. Certificates for all physically tendered Old Notes, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

  Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter or any other required documents to the Exchange Agent prior to the Expiration Date or (iii) who cannot comply with the procedure for book-entry tender on a timely basis, may effect a tender if: (a) the tender is made through an Eligible Institution; (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of such Old Notes and the principal amount of the Old Notes being tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery, this Letter (or facsimile thereof) together with the certificate(s) representing the Old Notes and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (c) a properly completed and executed Letter (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by this Letter, are received by the Exchange Agent within five New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery.

  The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer" section in the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Senior Notes--Principal Amount Tendered" or "Description of Old Senior Subordinated Notes--Principal Amount Tendered," as the case may be. A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURE ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate without any change whatsoever.

  If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

  When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If this Letter is signed by a person other than the registered holder of any Old Notes listed therein, such Old Notes must be endorsed or accompanied by a properly completed bond power, signed by such registered holder as such registered holder's name appears on such Old Notes. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter or any old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and evidence satisfactory to the Company of their authority to so act must be submitted.

  Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of the following signature guarantee programs: the Securities Transfer Agents Medallion Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP) and the Stock Exchange Medallion Program (SEMP) (each, an "Eligible Institution").

  Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

  Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

  To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Notes), (iii) contain a statement that such holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Exchanging Book-Entry Old Notes" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Exchanging Book-Entry Old Notes" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                            (SEE INSTRUCTION 5)

                    PAYOR'S NAME: THE BANK OF NEW YORK


                        PART 1--PLEASE PROVIDE YOUR    -----------------------
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW

                                                       Social Security Number
 FORM W-9

                                                                 OR

 DEPARTMENT OF THE                                     -----------------------
 TREASURY                                                     Employer
 INTERNAL REVENUE SERVICE                               Identification Number

                       --------------------------------------------------------

 PAYER'S REQUEST FOR
 TAXPAYER               PART 2--Certification                       PART 3
 IDENTIFICATION NUMBER
 ("TIN")

                        Under penalties of perjury, I certify       [_]Awaiting
                        that:
                        (2) I am not subject to backup
                            withholding because (i) I am exempt
                            from backup withholding, (ii) I have
                            not been notified by the Internal
                            Revenue Service ("IRS") that I am
                            subject to backup withholding as a
                            result of failure to report all
                            interests or dividends, or (iii) the
                            IRS has notified me that I am no
                            longer subject to backup
                            withholding.
                        (1) The number shown on this form is my          TIN
                            correct Taxpayer Identification
                            Number (or I am waiting for a number
                            to be issued to me) and

--------------------------------------------------------------------------------

   Certificate instructions--You must cross out item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 Signature:                                                            Date:
                 ,

 --------------------------------------------------
                Name (Please Print)


                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative office, or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31% of all reportable payments made to me will be withheld until I provide a properly-certified taxpayer identification number to the Exchange Agent.

 -----------------------------                   -----------------------------
           Signature                                         Date

 -----------------------------
      Name (Please Print)

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE
                                 FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------
                          GIVE THE
FOR THIS TYPE OF ACCOUNT  SOCIAL SECURITY
                          NUMBER OF
---------------------------------------------
 1.Individual             The individual
 2. Two or more           The actual owner of
    individuals (Joint    the account or, if
    account)              combined funds, the
                          first individual on
                          the account(1)
 3. Custodian account of  The minor(1)
    a minor (Uniform
    Gift to Minors Act)
 4.a. The usual           The grantor-
      revocable savings   trustee(1)
      trust account
      (grantor is also
      trustee)
b.  So-called trust       The actual owner(1)
    account that is not
    a legal or valid
    trust under State
    law

                                         --------------------------------------------------------------
                                                                                                         GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT                                                                                 IDENTIFICATION
                                                                                                         NUMBER OF
                                         --------------------------------------------------------------
 5.Sole proprietorship account                                                                           The Owner(1)
 6. A valid trust, estate, or pension trust                                                              Legal entity (Do
                                                                                                         not furnish the
                                                                                                         identifying number
                                                                                                         of the personal
                                                                                                         representative or
                                                                                                         trustee) unless the
                                                                                                         legal entity itself
                                                                                                         is designated in
                                                                                                         the account title
 7.Corporate                                                                                             The Corporation
 8. Association, club, religious, charitable, educational, or other tax-exempt organization              The organization
 9.Partnership                                                                                           The partnership
10.A broker or registered nominee                                                                        The broker or
                                                                                                         nominee
11. Account with the Department of Agriculture in the name of a public entity (such as a State or local  The public entity government, school district, or person) that receives agricultural program payments

--------------------------------------   --------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name issued.

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM.--A person who is required to file an information return with the IRS must get your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

  If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

    1. You do not furnish your TIN to the requester, or

    2. The IRS tells the requester that you furnished an incorrect TIN, or

    3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

    5. You do not certify your TIN. See the Part III Instructions for exceptions.

  Certain payees and payments are exempt from backup withholding and information reporting. See the Part II Instructions and the separate Instructions for the Requester of Form W-9.

HOW TO GET A TIN.--If you do not have a TIN, apply for one immediately. To apply, get Form SS-5. Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

  If you do not have a TIN, write "Applied For" in the space for the TIN in
Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

  As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

Penalties

FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

NAME.--If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
Administration of the name change, please enter your name, the last name shown on your social security card and your new last name.

SOLE PROPRIETOR.--You must enter your individual name. (Enter either your SSN or EIN in Part I). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART I--TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on page 20 for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How To Get A TIN on page 13.

PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign.

  1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

  3. Real Estate Transactions. You must sign the certification. You may cross out Item 2 of the certification.

  4. Other Payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

  5. Mortgage Interest Paid by You, Acquisitions or Abandonment of Secured Property, Cancellation of Debt, or IRA Contributions. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the number for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.